                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2005
                                                         ----------------

                              SUNTRUST BANKS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Georgia                   001-08918                 58-1575035
          -------                   ---------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)

303 Peachtree St., N.E.         Atlanta, Georgia                    30308
-----------------------         ----------------                    -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (404) 588-7711

                                 --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     On January 12, 2005, SunTrust Banks, Inc. ("SunTrust" or the "Registrant")
issued a press release announcing that the Securities and Exchange Commission
(the "SEC") has issued a formal order of investigation and that the SEC staff has issued subpoenas seeking documents related to SunTrust's allowance for loan losses and related matters. A copy of this press release is being filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1  Press release issued by SunTrust on January 12, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SUNTRUST BANKS, INC.
                                     (Registrant)

Date: January 12, 2005

                                   By: /s/ Raymond D. Fortin
                                       -----------------------------------------
                                       Raymond D. Fortin
                                       Senior Vice President and General Counsel